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                                                              EXHIBIT (16)(f)

                        PROSPECTOR FUND - CLASS A SHARES

            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1996

                                                                       n
Formula                                                          P(1+T)   =  ERV

Including Payment of the Sales Charge
Net Asset Value                                                   $11.27
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,055.98  =  ERV
Inception through 06/30/96                                          0.51  =  n


TOTAL RETURN FOR THE PERIOD                                       11.27%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                $   11.27
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,131.00  =  ERV
Inception through 06/30/96                                          0.51  =  n


TOTAL RETURN FOR THE PERIOD                                       27.30%  =  T

                        PROSPECTOR FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996


Formula                                                        ERV - P
                                                               -------
                                                                  P  =   T
Including Payment of the Sales Charge
Net Asset Value                                                   $11.27
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,055.98  =  ERV

TOTAL RETURN FOR THE PERIOD                                        5.60%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                   $11.27
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,131.00  =  ERV

TOTAL RETURN FOR THE PERIOD                                       13.10%  =  T

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                        PROSPECTOR FUND - CLASS B SHARES

            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1996
                                                                     n
Formula                                                        P(1+T)     =  ERV

Including Payment of the CDSC
Net Asset Value                                                   $11.30
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,091.90  =  ERV
Inception through 06/30/96                                          0.51  =  n

TOTAL RETURN FOR THE PERIOD                                       18.81%  =  T

Excluding Payment of the CDSC
Net Asset Value                                                   $11.30
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,131.90  =  ERV
Inception through 06/30/96                                          0.51  =  n

TOTAL RETURN FOR THE PERIOD                                       27.50%  =  T


                        PROSPECTOR FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996

Formula                                      ERV - P
                                             -------
                                                P                    =   T

Including Payment of the CDSC
Net Asset Value                                                   $11.30
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,091.90  =  ERV

TOTAL RETURN FOR THE PERIOD                                        9.19%  =  T


Excluding Payment of the CDSC
Net Asset Value                                                   $11.30
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,131.90  =  ERV

TOTAL RETURN FOR THE PERIOD                                       13.19%  = T





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                        PROSPECTOR FUND - CLASS C SHARES

            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1996
                                                                       n
Formula                                                          P(1+T)   = ERV

Including Payment of the CDSC
Net Asset Value                                                   $11.30
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,121.90  = ERV
Inception through 06/30/96                                          0.51  = n

TOTAL RETURN FOR THE PERIOD                                       25.30%  = T

Excluding Payment of the CDSC
Net Asset Value                                                   $11.30
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,131.90  = ERV
Inception through 06/30/96                                          0.51  = n

TOTAL RETURN FOR THE PERIOD                                       27.50%  = T

                        PROSPECTOR FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996

Formula                                      ERV - P
                                             -------
                                                P                    =   T
Including Payment of the CDSC
Net Asset Value                                                   $11.30
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,121.90  = ERV

TOTAL RETURN FOR THE PERIOD                                       12.19%  = T


Excluding Payment of the CDSC
Net Asset Value                                                   $11.30
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,131.90  = ERV

TOTAL RETURN FOR THE PERIOD                                       13.19%  = T